UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): August 1, 2003
                             Viastar Holdings, Inc.
             (Exact name of registrant as specified in its charter)

    Nevada                        000-28485                    88-0380343
--------------------------------------------------------------------------------
 (State or other                 (Commission                   (IRS Employer
  jurisdiction                   File Number)               Identification No.)
of incorporation)

 2451 W. Birchwood Avenue, Suite 105                                85202
           Mesa , AZ
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (480)-894-0311
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

            2141 Palomar Airport Road, Suite 310, Carlsbad, CA 92009
          ------------------------------------------------------------
           Former name or former address, if changed since last report


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
Item 2.  Acquisition  or  Disposition  of  Assets ............................ 2
Item 5. Other Events and Regulation FD Disclosures ........................... 2
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits ... 4
SIGNATURE .................................................................... 4

Exhibit 2.1 Articles of Merger
Exhibit 2.2 Amended Plan of Merger



Item 2. Acquisition or Disposition of Assets

(a) Description of the Transaction

     On July 18, 2003, Viastar Holdings, Inc., a Nevada corporation ("Viastar, we or the Company") and Level X Media Corporation, a Nevada corporation ("LEVEL X") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement was filed with the Nevada Secretary of State on July 24, 2003. The Merger Agreement was amended on August 1, 2003 (the "Amendment"). A copy of the Merger Agreement and Amendment are attached as exhibits to this report.

     Pursuant to the Merger Agreement, as amended, we issued 1,500,000 shares of our common stock and 9,150,000 shares of Series A Preferred non-voting stock, in the aggregate, to shareholders of LEVELX, in exchange for all the outstanding common stock of LEVEL X, consisting of 10,650,000 shares. Effective on or about July 18, 2003 Viastar and LEVEL X merged and Viastar was the "Surviving Company" and LEVEL X was the "Disappearing Company" in accordance with the Merger Agreement, as amended.

     Pursuant to the Merger Agreement, as amended, we acquired ownership of all the issued and outstanding capital shares of LEVEL X, and as a result LEVEL X became the "Disappearing Company". We believe the acquisition of LEVEL X will qualify as a tax-free reorganization pursuant to Section 351 and 368(a) of the Internal Revenue Code of 1986, as amended.

     The 1,500,000 shares of common stock and 9,150,000 Series A preferred stock were issued to the former owners of LEVEL X . These securities were not registered under the Securities Act of 1933, as amended (the "Act"), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Act, on the basis that the transaction did not involve a public offering. All certificates evidencing the shares we issued bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

Item 5. Other Events

     Pursuant to the Merger Agreement, as amended, upon the Effective Date the Board of Directors of the Surviving Company shall appoint John D. Aquilino and Richard L. Brooks to fill two vacant director positions of the Surviving Corporation, to serve until the next annual meeting of the shareholders of the Surviving Corporation. Upon the Effective Date, Gennaro Buonocore shall serve as the Chief Executive Officer, Chairman of the Board and Director of the surviving Corporation; John D. Aquilino shall serve as President, Treasurer and Director of the Surviving Corporation,; George J. Malasek shall serve as the Chief Financial Officer and Director of the surviving Corporation; Richard L. Brooks shall serve as Secretary, Senior Vice President, Director and General Counsel to serve until such time of their removal or resignation.

 These persons, together with a brief biographical summary for each, are as follows:

          John D. Aquilino, President, Treasurer and Director

     Mr. Aquilino brings twenty years of direct music industry experience that includes performance, production, engineering, and technology development. Mr. Aquilino has been a featured speaker, lecturer, and key round-table member at music industry functions around the world with regard to digital content security and standards in recording quality. He is considered one of the leading authorities on CD audio copy protection, and is a popular guest on business and technology television & cable news shows and online industry-related functions.

     Mr. Aquilino most recently was a founding partner of SunnComm, Inc. a publicly traded technology company (OTC: STEH) - one of the top developers of digital security technologies - and served as Chairman and Chief Technology Officer where he designed, developed, and deployed all of the company's key digital security products including its flagship "MediaCloQ", "CD3" and "SAS" authentication systems. Prior to SunnComm Inc., Mr. Aquilino enjoyed a variety of positions within the music industry including Artists Production and Development for Capitol Records, EMI Records, Atlantic Records. Mr. Aquilino's affiliations include: Capitol Records, EMI International, Universal Music Group, Universal Music Publishing AOL/Time Warner, BMG, Sonopress, SunnComm Inc., Microsoft, Macrovision Corporation, America West Airlines, Litton Electron Devices ST Micro, DCA, and Eclipse Data Technologies. He has worked directly with name Artists who include: Frank Sinatra, Gladys Knight, Stevie Wonder, Billy Squire, and Quiet Riot. In addition, Mr. Aquilino was a founding member of Capitol Recordng Artists "Icon", a group that enjoyed a 10 year career, where he wrote, recorded, and toured the world.

          Gennaro Buonocore, Chief Executive Officer, Chairman of the Board and Director


Mr. Buonocore has a long history in the structuring and distribution of capital market products. Firstly, as the Manager of the Italian Securities Department of Liberty Eurobrokers, in the United Kingdom , then as Director in charge of fixed income sales to Europe at Smith Barney Shearson. He subsequently obtained Directorships at Yamaichi International (Europe) Limited , Dresdner Kleinwort Benson as Head of Italian institutional distribution, and at IBJ International (Industrial Bank of Japan)., where he was responsible for global markets distribution to Southern Europe. Mr. Buonocore's last experience in banking was as a Partner in Bracken Partners a private equity firm based in London that has invested in approximately twenty-seven companies. He has a BA Hons. from the European Business School in London and an MA in Finance from Webster University.


               George J. Malasek , Chief Financial Officer and Director

George Malasek, served as Chief Executive Officer, President and Chairman of the Board from July 2001 - July 2003. Mr. George Malasek, in addition is a founder and Managing Director of Pacific Crest Equity Partners, Inc. an international merchant banking firm. Mr. Malasek through this company and its predecessor has been providing consulting services to numerous public companies investment banks and private funds, encompassing the years 1995 through present day. Mr. Malasek is a seasoned financial professional, raised in Munich, Germany and educated in the United States and holds a degree in International Business. During his extensive career, Mr. Malasek has concentrated in corporate finance, capital markets, mergers & acquisitions and international trade and finance. Mr. Malasek has been a senior member of a corporate finance buyout, corporate valuation and financing.

          Richard L. Brooks, Secretary, Senior Vice President, Director and General Counsel

Mr. Brooks brings to Level X more than twenty-five years of sophisticated legal experience, acquired largely in the representation of private and public corporations in both state and federal trial and appellate courts. Mr. Brooks graduated cum laude from Franklin & Marshall College, and from Villanova University School of Law where he served as an Editor of the Law Review. He subsequently served as a trial attorney with the National Labor Relations Board in the Eastern District of New York; as both a trial and appellate attorney with the Office of the Board's General Counsel in Washington, D.C.; and as a law clerk to a distinguished U.S. District Court Judge in Houston, Texas. Mr. Brooks subsequently spent several years representing corporations, including Safeway, Inc., Standard Brands, Sears Roebuck, and United Parcel Service, with a distinguished Dallas, Texas law firm. He thereafter represented public and private corporations with law firms in Chicago, Illinois and Minneapolis, Minnesota.

Since relocating to Arizona in 1986, Mr. Brooks has represented public and private corporations in trials and appeals involving the gamut of substantive legal issues facing public and private corporations. He has also served as a Judge Pro Tempore on the Arizona Court of Appeals; the management member of the Phoenix Employment Relations Board; a Director of the Arizona branch of the National Conference of Christians and Jews; and a Director and General Counsel of the Greater Phoenix Urban League.



     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

     We will file the annual financial statements of LEVELX required pursuant to this item as an amendment to this report within sixty (60) days.

     (b)  Pro Forma Financial Information.

     We will file pro forma condensed financial information required pursuant to this item as an amendment to this report in sixty (60) days.

     (c)  Exhibits.

     The following exhibits are included as part of this report:

     2.1 Articles of Merger filed with the Nevada Secretary of State on July 24, 2003
     2.2  Amendment to Articles of Merger dated August 1, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2003                  Viastar Holdings, Inc.


                                      By: /s/ Gennaro Buonocore
                                      ------------------------------------------
                                      Gennaro Buonocore, Chief Executive Officer